Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Driveway Finance Corporation (the “Company”)

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

(together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2026-3 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “LADAR 2026-3 - $800M Pool Cut - KPMG.xlsx” provided by the Company on September 8, 2026, containing information on 26,857 automobile loan contract receivables (the “Receivables”) as of August 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2026-3. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Open Dates were within two days, and First Due Dates were within one day.

•	The term “Spectrum System” means the Company’s loan servicing system.

•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on September 24, 2026, which the Company confirmed are acceptable forms of Title Document.

•

The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on September 24, 2026, which the Company confirmed are acceptable names for the Company that can appear in a Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

•

The term “Insurance Document” means one of the insurance documents we listed in email correspondence to the Company on September 24, 2026, which the Company confirmed are acceptable forms of evidence of insurance.

•

The term “New Original Valuation Document” means one of the documents we listed in email correspondence to the Company on September 24, 2026, which the Company confirmed were used by the Company to determine the value for a new vehicle.

•

The term “Used Original Valuation Document” means one of the documents we listed in email correspondence to the Company on September 24, 2026, which the Company confirmed were used by the Company to determine the value for a used vehicle.

•

The term “Receivable File” means some or all of the following scanned images of documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Notice of Rate Adjustment, screenshots from the Spectrum System, Title Document, Insurance Document, New Original Valuation Document or Used Original Valuation Document (as applicable), and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

•

The term “Mapping Confirmations” means the list of vehicle makes and vehicle models in the Receivable File that correspond to Collateral Makes and Collateral Models in the Data File, which we listed in email correspondence to the Company on September 24, 2026 and the Company confirmed that they are in agreement with the mappings.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We randomly selected a sample of 150 Receivables from the Data File using a random sampling tool (the “Sample Receivables”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority, with the highest priority information listed first.

Attribute	Receivable File / Instructions / Mapping Confirmations

Borrower State	Retail Installment Contract or screenshot from the Spectrum System

Payment Amount	Retail Installment Contract or Notice of Rate Adjustment, if any

Term	Retail Installment Contract

Attribute	Receivable File / Instructions / Mapping Confirmations

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

Interest Rate	Retail Installment Contract or Notice of Rate Adjustment if the Notice of Rate Adjustment is dated before the first due date listed on the Retail Installment Contract.

Current Interest Rate	Notice of Rate Adjustment or Retail Installment Contract if there is no Notice of Rate Adjustment

Collateral Make	Retail Installment Contract and Mapping Confirmations

Collateral Model	Retail Installment Contract, Credit Application, and Mapping Confirmations

Collateral Year	Retail Installment Contract

VIN (“Vehicle Identification Number”)	Retail Installment Contract

Vehicle Condition (New or Used)	Retail Installment Contract, Credit Application Consider the Vehicle Condition (New or Used) to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 7,500 miles.

Original Valuation

For Sample Receivables with a Vehicle Condition (New or Used) of “New,” compare to the New Original Valuation Document.

For Sample Receivables with a Vehicle Condition (New or Used) of “Used,” compare to the Used Original Valuation Document.

In the event there was no Used Original Valuation Document available for Sample Receivables with a Vehicle Condition (New or Used) of “Used,” recompute Original Valuation as 80% of the New Original Valuation Document amount.

For Sample Receivable #21, the Vehicle Condition was listed as “New” in the Data File and a Memorandum Invoice (a New Original Valuation Document) was provided. However, the Company informed us that, because the Collateral Year for Sample Receivable #21 was 2025, and the Open Date was after March 31, 2026, the Company’s lending program required the vehicle to be considered “Used” for Original Valuation purposes. Because there was no Used Original Valuation Document available, the Company’s lending program required that the Original Valuation be determined as 80% of the Memorandum Invoice amount. We recomputed Original Valuation for Sample Receivable #21 as 80% of the Memorandum Invoice amount.

Original Principal Balance	Retail Installment Contract

Attribute	Receivable File / Instructions / Mapping Confirmations

Co-Borrower Flag

Retail Installment Contract

Consider the information to be in agreement if:

-   The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

-   The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract.

We found such information to be in agreement without exception.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•

Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (in Retail Installment Contract).

•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We found such information to be present without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

September 29, 2026

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